United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 13, 2011

OXiGENE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21990	13-3679168
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification No.)
incorporation)

701 Gateway Boulevard, Suite 210, South San Francisco, CA 94080
(Address of principal executive offices)

Registrant's telephone number, including area code: (650) 635-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[_]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 13, 2011, OXiGENE, Inc. (the “Registrant”) filed a Current Report on Form 8-K (the “Original Report”) to report that on October 13, 2011, the Registrant posted a letter on the Registrant’s corporate web site, www.oxigene.com.  The Original Report is hereby amended and restated in its entirety by this Current Report on Form 8-K/A (1) to check the box on the cover page to indicate that the letter filed on October 13, 2011 as Exhibit 99.1 to the Original Report, which is being re-filed as Exhibit 99.1 hereto, is filed as soliciting material pursuant to Rule 14a-12 under the Exchange Act, relating to the Registrant’s upcoming annual meeting of stockholders, to be held on October 31, 2011, and (2) to correct a typographical error in Exhibit 99.1.

Item 8.01. Other Events.

On October 13, 2011 the Registrant posted a letter on the Registrant’s corporate web site, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1.    Letter dated October 13, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXiGENE, Inc.

Date: October 18, 2011	/s/ PETER J. LANGECKER
By: Peter J. Langecker
Chief Executive Officer

Exhibit Index
99.1	Letter dated October 13, 2011